Exhibit 99

1 OSG Investor Event 27 March 2008

2 Jennifer Schlueter, VP Investor Relations & Corporate Communications  Today’s Speakers  Morten Arntzen, President & CEO Mats Berglund, Head of Crude Oil Transportation SBU Lois Zabrocky, Head of Products SBU Jonathan Whitworth, Head of U.S. Flag SBU Break Captain Robert Johnston, Head of Shipping Operations Myles Itkin, Chief Financial Officer Q&A Lunch Keynote:  David Saginow, McQuilling Services Welcome

3 Forward-looking Statements This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels of newbuilding, scrapping and single hull phase-outs, prospects for certain strategic alliances and investments, prospects for the growth of each of OSG’s strategic business units, estimated TCE rates projected for the first quarter of 2008, the timely delivery of newbuildings, TCE levels resulting from VLCC freight forward agreement positions for the second, third and fourth quarters of 2008 and calendar year 2009 and prospects of OSG’s strategy of being a market leader in the segments in which it competes.  Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s Annual Report on Form 10-K.

4 Long-term Value Creation  Morten Arntzen President and CEO

5 What Today Is All About Why is OSG the best long-term investment in the sector? What is OSG doing to generate sustainable shareholder value?   How do we stack up against the competition?   Do we have the management team to execute our vision for the future?

6 Generating Competitive Results in Any Operating Environment  Our goal is for OSG to be in the top quartile of our competitive peer group every year irrespective of the commercial environment Integrity Safety and Environmental Stewardship High Performance TSR Customers – Partners – Employees – Shareholders – Long-term generator of sustainable growth Management’s long-term incentive compensation is linked to the same goal

7 Balanced Growth Strategy Focus on developing best-in-class technical operations   Expand in sectors that provide for earnings growth and stability Continue to expand crude transportation business Moderate risk through asset diversification and chartering decisions Invest in projects that deliver superior returns Maintain a solid balance sheet Invest in people and infrastructure to support global operations Build scale in chosen shipping segments

8 Volatility & Challenges Economic Slowdown Asian Growth Single hull conversions/deletions Geopolitical Events Orderbook Rates Bio Fuels Exogenous Events Constrained Oil Infrastructure OPEC/ Non OPEC Customer Demands Regulators Escalating Costs Environmental Issues FSO/FPSO Conversions Shifting Trading Patterns Crew Shortages Venezuela U.S. Presidential Election Weak Dollar

9 Well-positioned to Generate Sustainable Shareholder Value Deepest management team in the industry World class in-house technical management One of the strongest balance sheets in the industry Focused on maintaining financial flexibility Leading crude transportation franchise Investment in sectors providing for earnings stability  LNG, U.S. Flag, Product Carriers and FSOs Strong corporate governance and transparency Capital-efficient expansion 41-ship newbuilding program in three main businesses already committed Positioned to win premium term business and COAs from big charterers A global company in a global business Partnerships with companies in England, Belgium, Qatar, Chile, Venezuela, Ecuador and Italy Major cargo contracts from companies in China, South Africa, Venezuela, Canada, Sweden, Ecuador, United States Offices in the U.S., England, Greece, Singapore, Philippines, Canada and soon Qatar

10 Financial Strength & Flexibility  $4.2B in total assets $1.8B in liquidity 23% of stock repurchased  400,000 shares ($22.9M) purchased during Q108 9.0 million shares, or $592M since Jun-2006  $1.0B in capital committed on 21 of 41 newbuilds/rebuilds  47% of fleet chartered-in Provides flexibility with extension, purchase and walk-away options   Back-ended debt maturity profile Less than $35M annually through 2012 Liquidity-adjusted debt to capital 32.6%

11 Advantages of a Scalable Platform Heidmar Lightering Acquired  LR1 Expansion U.S. Gulf of Mexico Shuttle Tanker Trade  Convert 2 ULCCs to FSOs

12 Building for the Future Owned and chartered-in as of February 22, 2008.  Rebuilds are included in newbuilds; second-hand vessels acquired with forward delivery dates are excluded.

13 Ship Operations OSG’s balanced growth strategy will not succeed without getting Technical Operations right Customers vet ships, crew, office operations, IT systems and shoreside staff  KPIs are measured, reported and matter  Investment across all ship operations is critical  As anticipated, South Korea oil spill is expediting single-hull phase out and quality is getting ever greater emphasis

14 Gas  LNG $90M investment to enter high-growth market 49.9% JV structure; 90% non recourse financing 25-year contracts with Qatar Gas Transport Company (Nakilat) Four Q-Flex LNG Carriers Q-flex carriers are the largest, most sophisticated LNG carriers in the world  Use 40% less energy than conventional LNG carriers due to low-emission diesel engines and outer hull anti-fouling coating   Redundant features such dual propellers and rudders add safety Specialized security system Onboard reliquefaction plant cools boil-off gas, and returns it to the cargo tank

15 Gas  Marine CNG System/Projects Project A:  East Africa/4 vessels Project B:  Mediterranean/6 vessels Project C:  Carribbean/6 vessels Project D:  SE Asia/4-8 vessels

16 Best People Financial Strength & Flexibility  Balanced Growth Growth in Shareholder Value Leading Commercial & Technical Platforms Summary

17 Why Scale Matters Mats Berglund Senior Vice President, Head of Crude Oil SBU

18 Crude SBU Strategy Build strong cargo systems with scale via pools in key geographical areas Build long-term partnerships with companies and customers having both cargoes and ships Top rate commercial and technical operations  Good people with customer focus – Cargo is King –

19 Valuable Partnership Relationships Unipec PDVSA/Citgo Flopec  Petro-Canada

20 OSG Crude Fleet Suezmax (Gp:) ULCC (Gp:) VLCC (Gp:) Aframax (Gp:) Panamax (Gp:) Lightering * Owned and Chartered In ships are weighted by ownership, as of 12/31/07 Totals

21 Strategy Benefits for Customers Preferred access to large, suitable, pre-approved fleet Safety and reliability Substitute ships – on time performance  More efficient administratively Access to shipping expertise Win – Win

22 Strategy Benefits for OSG Large cargo contracts Triangulation Market information  Discounts on bunkers, tugs, etc. Higher earnings per day Direct and daily customer interaction Win – Win

23 Does it Work? VLCC rates $3,600/day higher than average ($23 million/year) Aframax rates $2,000/day higher than Teekay and Genmar ($11 million/year) Panamax spot rates $6,200/day higher than benchmark ($13 million/year)  Calendar Year 2007 TCE numbers;  Source:  TI database; 50% Caribbean and 50% USWC market rates.  Source:  Clarkson & OSG

24 Crude at OSG 1Weighted owned and chartered-in fleet as of 12/31/07; 2As of 12/31/07; 3 Book value reflects cash investment in joint venture that owns 4 LNG carriers.  Market value reflects increase in market value of OSG interest in number of delivered LNG carriers

25 Balanced Market Source:  Clarkson Research Services Ltd.

26 Current Market Situation Tight supply-demand balance Shrinking VLCC fleet, conversion to dry continues Values are strengthening  All time high steel, scrap, and bunker prices Single hulls facing more and more hurdles

27 Korean Single Hull Usage Source:  OSG Post Hebei Spirit impact:

28 % Change Supply Conversions to dry positive 2008 Large orderbook 2009 Single hull phase-out latest by 2010 Demand Asian demand and new Chinese refinery capacity positive 2008-9 Thunderhorse production back on line 2009 negative New U.S. Gulf refinery capacity positive 2010-11 Crude Tonne-Mile Demand Higher than Fleet Growth in Three of Four Years 7.8

29 Forward Rates FFA (Forward Freight Agreements) levels significantly above analyst and broker forecasts Supporting full market values Prudent to take some downside protection for 2009  We can continue to service our customers’ cargoes

30 OSG VLCC FFA Positions FFA positions are for Worldscale rates and for a certain number of tonnes per month.  Conversions  to number of ships and TCE levels are only estimates and actual outcome may vary due to actual voyage, bunker costs, port costs and 2009 flat rates.  There is no guarantee that the positions will be held throughout the period.

31 Freight Rates Support Full Market Values 2 OSG Average TCE; 3 Clarkson quarter-to-date March 14; 4 Average last three years since we had no Panamaxes 2003 and 2004 Example using OSG’s core fleet of six year old ships: 9.5% on Market Value1 OSG VLCC x 6 $55,000 (market value $135M each) OSG Aframax x 4 $33,000 (market value $66M each) OSG Panamax x 9 $29,000 (market value $59M each) Average Last 5 Years2 $56,400 $32,600 $32,0004 Q1 20083 $91,000 $37,000 $28,400 Now $85,000 $50,000 $32,000 1 Calculated based on depreciation to scrap value over 25 years with 9.5% IRR.  Includes G&A

32 Crude SBU Growth Significant surplus values Active asset management Aframax and Panamax synergies Cargo contracts in key area Market information Customer driven Market information Lower breakeven levels than buying newbuildings Building more scale Newbuildings Lightering Suezmax FSO Exciting new project

33 OSG Entering the FSO Market Upgrade/convert 2 ULCCs to FSOs (Floating Storage and Offloading)   Transaction Strategic Rationale New, high growth market In-house technical operations and experienced newbuild team mitigate risk Significant returns   Maersk Oil as strategic partner Long term cover in VLCC segment  Increases value/earnings power of remaining 2 ULCCs Good deal flow / active asset management Technical competence and credibility Why OSG? 50-50 partnership with Euronav  8-year time charter to Maersk Oil Qatar Our advantage:  controlling the only 4 double hull ULCCs in the world Vessels to yard Dec-2008, ready on site:  3Q 2009

34 Crude SBU - Summary Strong base position Scale, cargo contracts and customer partnerships Smart and disciplined growth both in existing and complementary segments making us even stronger

35 Changing Market Conditions: Our Advantage Lois Zabrocky Vice President Head of Products SBU

36 Products at OSG 1Weighted owned and chartered-in fleet as of 12/31/07; 2As of 12/31/07; 3 Book value reflects cash investment in joint venture that owns 4 LNG carriers.  Market value reflects increase in market value of OSG interest in number of delivered LNG carriers

37 Delivering on the Products Vision Competitively Position OSG Products in the Marketplace Sustain a Fixed Portfolio Grow in a Disciplined Manner Build a Triangulation Trade and Capture Above-market Returns for Future

38 Scale Matters Disciplined Growth

39 MR Fleet is Being Upgraded in Quality AND Income Fleet upgrade enhances Products profitability  Fully double hull fleet by mid-2009 14 new vessels commitments added via “asset light” tactics:  time charters, bareboat charters, and orders.  Requiring a lower rate of return Revenues that are expected on the replacement double hull fleet far exceed those of the non-double hull fleet   The savings on the amortization of drydock expenses that are incurred by the non-double hull fleet offset the increase in charter hire expenses for the newer double hull fleet

40 Q108 Rate Factors  Q108 Product rates impacted from lower gasoline demand, signified by lower refinery utilization in <?xml:namespace prefix = st1 ns = "urn:schemas-microsoft-com:office:smarttags" />U.S.

41 Products Supply / Demand Balance  % Change About 50% of tankers entering market will replace single hull tankers exiting market The forecast includes 64 single hull MR tankers trading in the market past 2010 Forecasted increase in  long-haul vegetable oil and palm oil trade will provide support to MR market

42 OSG LR1 Fleet Composition Growth of our LR1 fleet lays the groundwork as the product trade patterns continuously evolve and grow The new LR1 vessels are IMO III, and have vegetable oil trading capability LR1s used in more trades, diversity of routes is increasing, complementing the MR fleet

43 Refinery Expansions Will Benefit LR1 Trade Being considered Approved

44 Products SBU Fleet Transformation The Products SBU is ready for the future, both in number of vessels and in quality of vessels.

45 Positioning Competitively Position OSG Products in the Marketplace

46 Products SBU vs. the Competition The Product SBU has been able to maintain strong TCEs on the spot market, although the 4th quarter of 2007 was flat

47 CPI Pool vs. Clarkson and TC2

48 Triangulation Build a Triangulation Trade and Capture Above-market Returns for Future

49 Increased Laden Miles Enhances Returns

50 Locked-in Revenue Provides Earnings Stability and Fixed Cost Coverage Sustain a Fixed Portfolio

51 Fixed Portfolio

52 Staying the Course Competitively Position OSG Products in the Marketplace Sustain a Fixed Portfolio Grow in a Disciplined Manner Build a Triangulation Trade and Capture Above-market Returns for Future

53 The Future of OSG America and the Jones Act Jonathan Whitworth Senior Vice President, Head of U.S. Flag SBU

54 U.S. Flag at OSG 1Weighted owned and chartered-in fleet as of 12/31/07; 2As of 12/31/07; 3 Book value reflects cash investment in joint venture that owns 4 LNG carriers.  Market value reflects increase in market value of OSG interest in number of delivered LNG carriers

55 Jones Act:  A protected trade with high barriers to entry Required to be U.S.-built, crewed, owned & flagged Jones Act continues to enjoy strong support in Washington D.C.  The largest operator1, of U.S. flag coastal product tankers  and barges transporting refined petroleum products 4.9 million aggregate barrel-carrying capacity  18-vessel operating fleet 11 tankers  7 tug barges  78% double hull Built-in contracted growth (newbuild) 16 newbuilds (including one rebuild) deliver through 2011 bringing  fleet to 34 72% of fleet trades on term contract 100% double hull in early 2012 OSG America at a Glance 1Based on barrel carrying capacity

56 (Gp:) Tampa (Gp:) Philadelphia (Gp:) Portland Headquartered in Tampa, Florida 900 crew members and 100 shore side employees # 1 provider of petroleum transportation services from U.S. Gulf Coast refineries to Florida Leading provider of lightering services on the East Coast, based in Philadelphia, PA Contracts to provide the first ever Jones Act shuttle tankers to enter service in 2010 and 2011. Alaska Tanker Company (HQ Portland) is one of the leaders in the Alaskan trade routes OSG America: The Leading Provider

57 Delaware Bay Lightering Fleet Competitive Advantage 80%+ market share in third largest U.S. refinery system Jones Act restrictions apply Building new ATBs with long-term customer commitment Refineries Jones Act Restrictions

58 Newbuild/Dropdown Fleet  11 of 16 newbuilds chartered out prior to delivery Delivery of OSG 350, OSG 351 and OSG 352 expands lightering trade

59 Jones Act Routes Are Critical Link in Product Trade  Source: Wilson Gillette & Co.; Volume in thousands of barrels per day for 2007 The most important route in the coastwise trade for refined petroleum products is from the Gulf Coast to Florida, followed by intra West Coast OSG America is the #1 provider of petroleum product transportation to Florida  Gulf Coast East Coast Midwest Rocky Mountains West Coast 615 340 40 150 25 10 (through Panama) Florida 45 175

60 Competitive Landscape:  Jones Act Owners TB – Tug Barge TKR - Tanker Existing Fleet On Order 16,000 dwt and Larger (ex Alaska Fleet) TB & TKR TB & TKR TB & TKR TKR TB TKR TKR TKR TB TB TB TKR TB TKR

61 Supply / Demand Profile Coastwise Capacity vs. High Demand Growth Single hull vessels out of service at last shipyard period prior to OPA 2006 to 2016 Sources: Wilson Gillette October 2007 report plus incremental refinery expansions noted 2/29/08

62 U.S. Gulf Oil & Gas Overview U.S. GOM provides 25% and 16% of U.S. domestic oil and gas respectively U.S. Gulf production divided into three segments Shallow Water <1,000 feet:  Fixed Structures Deep Water 1,000-7,500 feet:  Floating Production Structures Ultra Deep Water >7,500 feet:  Floating Production and Storage Structures Record number of rigs (15 rigs) deployed in the Gulf in water depth >5,000 feet ExxonMobil, Shell, Chevron, BP, BHP Billiton, Woodside Energy and Kerr-McGee Transportation of crude oil from deep water Floating Production Storage Offshore (FPSO) sites to US Refineries Proven Technology (Brazil, North Sea, West Africa and Far East) MMS and USCG approved concept for US Gulf The first new Jones Act petroleum trade in over 25 years Drivers for Change in U.S. Gulf FPSO requires lower CAPEX commitment Challenges with ultra deepwater pipelines  FPSO facility can be developed faster than fixed platform

63 Profile of U.S. Gulf Oil Field Structure Typhoon Mad Dog Thunder Horse  Macaroni Holstein Atlantis King Dawson Diana Magnolia Na Kika  Desoto Canyon Mississippi Canyon Keathley Canyon Walker Ridge Alaminos Canyon Atwater Valley Lloyd Ridge Lund Cascade Recent pipelines connected to offshore facility (2000-2003) Original GOM offshore pipelines (Gp:) Production Platforms (Gp:) Oil and Gas Discoveries Ultra Deep Water Region 0 40 km 0 20 mi Chinook Jack Deep Water Region  Oil and gas discoveries moving to production

64 Petrobras: FPSO & Shuttle Vessel Water Depth  8,100 feet Production  60,000 bpd Cascade & Chinook Fields Aframax FPSO 600,000 BBL Storage

65 Market Potential Ultra deep water fields projected to provide additional 500,000 to 700,000 bpd of crude oil by 2015 Vessel demand is dependant on use of FPSO’s and operators strategy to transport oil  (2) Handy Size tanker or (1) Aframax  tanker for every 60,000 to 75,000 barrels of production Potential for 10 to 20 shuttle vessels Total shuttle tanker CAPEX of $1.3B to $3.8B Competition Pipeline with non-Storage Production Platforms Other Marine Companies GOM Crude Shuttle Market Highlights

66 Shipping Operations:  Investing in Being the Best  Captain Robert Johnston Senior Vice President Head of Shipping Operations

67 OSG’s balanced growth strategy won’t work unless we get technical operations right.    Strategy Our customers demand OSG-managed tonnage over all others  Our crews want to serve on OSG-managed vessels over all others  Our safety and environmental programs are the envy of the industry  Measuring Success We will only be satisfied when   Success Factors

68 High quality crews and vessels  An entrenched safety culture  Environmentally-friendly operations  Incident-free operations  Transparency Assurance The Value Proposition:
Consistent Operations Across the Fleet  OSG’s Quality Platform

69 Common Operating Platform   Vessels Consistent operations across the fleet  Comprehensive, company-wide customer vettings are becoming more frequent by the majors Growth platform of the future

70 Investment in Operations Crew Strategy Reduced reliance on manning agencies  Enhanced Loyalty Programs HMO/Medial for officers and ratings  Enhanced seniority bonuses Senior officer long service award Other special bonuses (e.g., higher license) Training and Education Programs Comprehensive training programs In-house training programs Training matrix  Career Opportunities Cadet to Master/Chief to shore side opportunities Global communication programs keeps crews and families connected to OSG 6th Seafarers Conference in Manila.
Three-day event attended by 100 ratings and 164 officers.  Investing in our Crews

71 New Construction Aker Philadelphia Shipyard – 9 MRs Bender – 6 ATBs; 2 Tugs Hyundai – 2 MRs SPP – 6 LR1s New Times – 4 Aframaxes Jiangnan – 2 VLCCs (JV) Experienced staff:  Crude, Product, Gas, ATBs, and Conversions Know OSG’s Operational Gold Standard Right-sized for current and future projects Lifetime support to the fleet Critical support for entry into new areas (e.g., FSOs and shuttle tankers) STX – 2 MRs

72 Operations Integrity Group (Gp:) Athens (Product Carriers) (Gp:) Newcastle (Crude) (Gp:) Tampa (U.S.) (Gp:) 9 (Gp:) 18 (Gp:) 15 (Gp:) 20 (Gp:) 21 (Gp:) 17 (Gp:) 14 (Gp:) 14 (Gp:) 22 (Gp:) 27 (Gp:) 17 (Gp:) 12 Modeled on GE’s internal audit group An 11-person team of shoreside and senior sea staff who conduct fleet audits and investigations to ensure compliance with Company vessel operating policies  A critical element of our assurance program   Drives consistency and sharing of fleet-wide best practices  4 sea staff auditors rotate into group

73 Operating Performance and Goals LTIF is the number of Lost Time Injuries (LTI) per unit of exposure hours. The industry standard unit is one million man-hours.  LTIF = [LTI’s x1,000,000]/Exposure Hours.  TRCF is the number of Total Recordable Cases (TRC’s) per unit of exposure hours. The industry standard unit is one million man-hours.  TRCF = [TRC’s 1,000,000]/Exposure Hours.  TRC is the sum of all work-related fatalities, lost time injuries, restricted work injuries and medical treatment injuries.

74 Optimizing Shareholder Returns in Any Operating Environment Myles Itkin Executive Vice President, Chief Financial Officer and Treasurer

75 Overview Second Largest Publicly Traded Tanker Company:  157 Vessel Fleet Material Growth in Core Segments Crude Product US Flag Gas Selected Expansion in High Return Adjacencies Shuttle Tankers FSOs Lightering

76 Strong Financial Metrics in 2007 Despite Weaker Crude Market Fundamentals

77 OSG’s SG&A Per Vessel Day is in the Middle of its Competitive Space

78 Superior Performance Driven by Competitive Strengths Optimize fundamental value to shareholders in any operating environment Competitive strengths: Scale Reputation for Quality & Innovation Diversified asset portfolio Investment in people and infrastructure Financial strength and flexibility

79 Competitive Strength:  Scale OSG’s vessel network has grown by 151% over the last four years Vessel counts show the whole number of vessels OSG owns or charters-in without regards to ownership or participation interest

80 Competitive Strength:  Scale (continued) Scale affords: Greater access to COAs and proprietary cargoes Opportunity to optimize vessel utilization and TCE earnings But scale alone is not enough . . .

81 Competitive Strength:  Reputation for Quality Customer focus – multiple points of contact Depth in commercial management Creative commercial offerings for long-term business Leading pool operator with proven ability to win large COA business Gold standard in technical operations In-house technical management of 88 vessels and 3,278 crewmen. Attentive to operational key performance indicators (KPI) Forward-looking vessel maintenance program Cohesive and integrated in-house newbuilding and conversion supervisory teams OSG’s reputation for high quality commercial & technical operations in combination with scale wins business

82 Competitive Strength:  Diversified Asset Portfolio Commitment to four core sectors Crude Product U.S. Flag Gas Critical mass in three of four sectors Revenue optimization Asymmetrical information flows Increasing portfolio of stable, contractual business Expansion into higher return adjacent markets Permits optimization of capital allocation decisions in response to developing market conditions

83 Competitive Strengths:  Infrastructure Investment in People & Systems (Gp:) High cash realization through active asset management (Gp:) Premium earnings realized through vessel arbitrage transactions (Gp:) Entry into higher yielding non-commoditized trades (Gp:) COA cargo coverage results in revenue optimization Benefits Derived

84 Competitive Strength:  Financial Strength & Flexibility OSG’s financial strength and flexibility facilitate strong financial returns in any market environment Superior performance of pools Increasing book of fixed rate charters substantially covers 2008’s spot exposed operating expenses Low cash flow breakeven costs underpin high returns Substantial equity in operating vessel and newbuild portfolios Net Asset Value of $108 per share Ownership equivalent of chartered-in tonnage provides strong capital cost advantage Liquidity of $1.8 billion, strong cash from operations, and balance sheet debt to capital ratio of 32.6% provide financial flexibility for investment and distribution decisions Disciplined Investments

85 Competitive Strength:  Financial Strength & Flexibility COA Coverage Superior Laden / Ballast ratio Competitive out-performance compared with Peer Group ($/Day) Superior pool performance contributed $48.2 million to OSG’s 2007 results

86 Competitive Strength:  Financial Strength & Flexibility OSG’s fixed revenue covers 73% of total 2008 operating expenses while representing only 54% of 2008’s revenue days

87 Competitive Strength:  Financial Strength & Flexibility  Cash flow breakeven rates are well below 10-year average charter-out rates Clarkson’s average monthly modern vessel earnings from 03/1998 through 02/2008 used for 10-yr long-term rate

88 Competitive Strength:  Financial Strength & Flexibility  Appreciated value of portfolio provides opportunity for realization As of 12/31/2007

89 Competitive Strength:  Financial Strength & Flexibility  $108/share reflects true value of OSG  As of 12/31/07. 1Includes CCF fund. 2Uses 10-year average historical rates; OSP interested valued on 2/20/08.

90 Competitive Strength:  Financial Strength & Flexibility (continued) Well-timed charters-in provide a distinct capital advantage  compared with current ownership costs

91 Competitive Strength:  Financial Strength & Flexibility OSG’s financial strength and flexibility facilitate strong financial returns in any market environment Superior performance of pools Increasing book of fixed rate charters substantially covers 2008’s spot exposed operating expenses Low cash flow breakeven costs underpin high returns Substantial equity in operating vessel and newbuild portfolios Net Asset Value of $106 per share Ownership equivalent of chartered-in tonnage provides strong capital cost advantage Liquidity of $1.8 billion, strong cash from operations, and balance sheet debt to capital ratio of 32.6% provide financial flexibility for investment and distribution decisions Disciplined Investments

92 Competitive Strength:  Financial Strength & Flexibility OSG’s financial strength and flexibility facilitate strong financial returns in any market environment Superior performance of pools Increasing book of fixed rate charters substantially covers 2008’s spot exposed operating expenses Low cash flow breakeven costs underpin high returns Substantial equity in operating vessel and newbuild portfolios Net Asset Value of $106 per share Ownership equivalent of chartered-in tonnage provides strong capital cost advantage Liquidity of $1.8 billion, strong cash from operations, and balance sheet debt to capital ratio of 32.6% provide financial flexibility for investment and distribution decisions Disciplined Investments

93 OSG Is Well-positioned for a Profitable Future Entry into value-added sophisticated trades: FSO – minimum of 8 years beginning in late 2009 Shuttle Tankers – minimum of 5 years beginning in mid-2010 LNG – 25 years beginning in 4Q2007 CNG – first project expected in late 2008 / early 2009 Order book renews fleet and brings additional scale Locked-in revenue in both physical and paper markets assure stable base of earnings OSG’s infrastructure investment supports our profitable core business and movement into high growth and high return adjacencies Focus on revenue optimization, process improvements, cost mitigation, and active asset management should facilitate margin expansion

94 OSG Has Locked in More than $2.7B in Revenue FFA revenue is current estimate and will change over time; LNG shows OSG’s share of LNG joint venture revenue.  Joint venture will be reflected on OSG’s financial statements using the equity income method

95 OSG Is Well-positioned for a Profitable Future Entry into value-added sophisticated trades: FSO – minimum of 8 years beginning in late 2009 Shuttle Tankers – minimum of 5 years beginning in mid-2010 LNG – 25 years beginning in 4Q2007 CNG – first project expected in late 2008 / early 2009 Order book renews fleet and brings additional scale Locked-in revenue in both physical and paper markets assure stable base of earnings OSG’s infrastructure investment supports our profitable core business and movement into high growth and high return adjacencies Focus on revenue optimization, process improvements, cost mitigation, and active asset management should facilitate margin expansion

96 Disciplined Investment Operational Excellence Superior Cash Flow Growth in Shareholder Value Leading Industry Returns Proven Long-term Approach

97 Q&A

98 Appendix

99 Value of OSG Supplemental Information  Steel Value1  OSG updates the steel value of its International Flag fleet monthly to reflect current Sale and Purchase (S&P) market activity of similar vessels.  Any variance to published and available information from Clarksons is due to differences in age or condition of a vessel or for a similar, but not exact, type of ship.  There is no similar liquid S&P market for U.S. flag vessels, thus the value ascribed to the U.S. Flag portion of the fleet is the net present value (NPV) of the expected future cash flows based on the remaining useful life of each vessel.   As of February 1, 2008, OSG estimates the steel value of its owned fleet is $3.3 billion.     Cash & Equivalents Cash(d) $499M Capital Construction Fund 151M $650M (a) $497M includes $101M of construction-in-progress payments through 12/31/07. (b) $717M includes $55M of construction-in-progress payments through 12/31/07.  This segment includes the 1 MSP ship (the Overseas Ambermar).  The 2 remaining MSP ships are part of OSP. (c) The $242M includes $222M of construction-in-progress payments through 12/31/07. (d) Excludes $4M for MLP.

100 Value of OSG Supplemental Information  Present Value of Covered Charters-in2 As of 12/31/07, 53% of OSG’s total operating fleet of 112 vessels are owned, and the balance, 47%, are chartered-in from other owners.  A portion of the chartered-in fleet has been chartered-out and is considered “covered”.  Thus $69 million represents the net present value of the cash flows associated with the covered portion of the chartered-in fleet.  This has been calculated as [(average charter-out rate – average charter-in rate) - average profit share rate/day]  weighted days. By sector, the average spread between the chartered-in rates that are covered are:   Net Present Value of Uncovered Charters-in2 A portion of the chartered-in fleet has not been chartered-out and is considered “uncovered”, thus $292 million represents the net present value of the [(average 10-year historical day rate by vessel class – average charter-in rate) - average profit share rate/day]  weighted days. By sector, the average spread between the chartered-in rates that are uncovered are:   Equity in Joint Ventures The $124 million includes the book value of OSG’s equity investment in OSG Nakilat (the joint venture that owns four LNG carriers.

101 Value of OSG Supplemental Information  Notes/Footnotes Note:  All categories used in the NAV calculation exclude amounts related to OSG America L.P.  (1)  Assumes vessels trade until remaining useful life (generally 25 years) or OPA retirement date, whichever comes first.  (2)  Assumes no extension options are exercised.  Includes both operating and newbuild fleet.  Weighted days represent OSG’s weighted participation in the vessel.  The discount rate used for International Flag is 9.5%.  Debt (non-MLP)(in 000s) Short and long term debt $1,483,000  Capital lease Obligations 3,000 $1,486,000